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FIDUCIARY MANAGEMENT ASSOCIATES, INC.
DISVOT    1Q 2000   3/31/00
 .
 .
 .DISVOT   SNAM     DESCRIPTION
 .------   ------   --------------------
BLANK     IAPAMM   I.A.P.A. SCHOLARSHIP FUND- CASH
YN        ANACMA   MARY ANACLERIO
YN        PIERJU   JUDITH PIERCE
YN        PIERMA   ESTATE OF MARIE PIERCE          YN = Fully discretionary investments, client votes proxy.
YY        ALBRKA   KATHRYN ALBRIGHT ROUTEN         YY = Fully discretionary investments, FMA votes proxy.
YY        AMERPT   AMER PHYS THERAPY ASSOC
YY        ANACAN   ANGELO M. ANACLERIO
YY        APPLGE   GEORGE W. APPLEGATE
YY        APTASM   AMERICAN PHYSICAL THERAPY SMALL COMPANY
YY        BARTHE   HENRY BARTHOLOMAY III FAMILY TRUST
YY        BENSPE   PETER M. & LYNETTE K. LUND BENSON, JTWRO
YY        BLINDS   BLIND SERVICES ASSOCIATION, INC.
YY        BOILER   BOILERMAKERS NATL PENSION
YY        BOWEGE   GEORGE W. BOWERS IRA ROLLOVER
YY        BRYSVN   NANCY F. BRYSON IRREVOCABLE TRUST 1/14/9
YY        BUILDM   BUILDING TRADES UNITED PENSION MILWAUKEE
YY        BURRBA   BARBARA J BURRIS REVOCABLE TRUST
YY        CARLBA   BARRY M. CARLSTEDT
YY        CATHDW   CTU SOCIETY OF THE DIVINE WORD
YY        CATHEO   CATHOLIC THEOLOGICAL UNION ENDOWMENT FND
YY        COKEMP   COOK CO EMPLOYEES ANNUITY & BENEFIT FUND
YY        COOKSM   COOK COUNTY SMALL CO. SEPARATELY MANAGED
YY        CULBED   EDWARD A. CULBERTSON
YY        CULBSM   SAMUEL A. CULBERTSON, PERSONAL ACCOUNT
YY        CULIRA   SAMUEL A. CULBERTSON, IRA ROLLOVER
YY        CURRBE   BERT L. CURRY IRA ROLLOVER
YY        DELABA   DELAWARE BANK
YY        DETIWC   IRON WORKERS LOCAL 25 PENS #0355946
YY        FORUMP   FORUM COMMUNICATIONS COMPANY
YY        FOWLGL   GLENN C. FOWLER
YY        FRAZWA   WARNER C. FRAZIER
YY        FREEDI   DR. JOHN FREELAND WAUKEGAN DIALYSIS
YY        FREEJA   JANE M. FREELAND
YY        FRLDPS   JOHN P. FREELAND MDSC PROFIT SHARING
YY        GEIGPW   P.W. GEIGENMUELLER TRUST
YY        GONGDO   DONALD F. GONGAWARE - FIXED
YY        GRAHES   ESTELLE P. GRAHAM
YY        GRAHHE   HERBERT AND ESTELLE GRAHAM JTWROS
YY        GRNTFD   GRANT HEALTHCARE FOUNDATION
YY        HADRES   HADLEY SCHOOL FOR THE BLIND - RESTRICTED
YY        HADUNR   HADLEY SCHOOL FOR THE BLIND UNRESTRICTED
YY        HANPRT   HANSEN PARTNERS, L.P.
YY        HERSJU   JUDY A. HERSHBERGER REVOCABLE TRUST
YY        HEYWLU   LUCIA HEYWORTH
YY        HITEMP   HI-TEMP INC. EMPLOYEES P/S TRUST
YY        HOLDJA   JAMES L. HOLDREN
YY        HOLDWA   WANDA L. HOLDREN
YY        HUBBPR   HUBBARD PROPERTIES, INC.
YY        HUBBP2   HUBBARD PROPERTIES - BANK ONLY
YY        IAPASF   I.A.P.A SCHOLARSHIP FUND
YY        IBEWHW   IBEW HEALTH AND WELFARE #12601
YY        IBEWPN   IBEW LOCAL UNION #226 PENSION FD #12602
YY        IBEW38   IBEW LOCAL #38 PENSION FUND
YY        ILFOPN   ILLINOIS FORGE PENSION TRUST
YY        ILFORT   ILLINOIS FORGE RETIREMENT TRUST
YY        IRONAN   STRUCTURAL IRON WORKERS LOCAL 1 ANNUITY
YY        IRONPN   STRUCTURAL IRON WORKERS LOCAL 1 PENSION
YY        ITTMRT   ITT INDUSTRIES MASTER RETIREMENT
YY        IWKEMI   IRON WORKERS HEALTH FND E MI #0355920
YY        KANSHW   KANSAS BLDG TRD HLTH & WELFARE FD #12603
YY        KANSPN   KANSAS CONSTRUCTION TRADES PEN FD #12604
YY        KENCBL   KENT COUNTY COMMISSION BALANCED FND
YY        KENCEQ   KENT COUNTY COMMISSION EQUITY FUND
YY        KENYCH   RICHMOND KENYON II
YY        KENYRO   ROBERT R. KENYON TRUST
YY        KOOTPF   KOOTZNOOWOO PERMANENT FD SETTLEMENT TRUS
YY        LEFERI   RICHARD L. LEFEVRE IRA ROLLOVER
YY        LEIBAL   ALEXANDER LEIBOW TRUST, F LEIBOW TRUSTEE
YY        LEIBBR   BROOKE LEIBOW TRUST, F LEIBOW TRUSTEE
YY        LEIBJE   JENNIFER LEIBOW TRUST
YY        LEIBLI   LISA RICHMOND TRUST, F LEIBOW TRUSTEE
YY        LEIBLY   LYLE RICHMOND TRUST, F LEIBOW TRUSTEE
YY        LEONRO   ROBERT E. LEONARD CHARITABLE UNITRUST
YY        LINCLN   LINCOLN LUTHERAN CHARITABLE TRUST
YY        LINCOR   LINCOLN PARK ORTHOPEDICS EMPLOYEES P/S/T
YY        MANGCH   CHARLES MANGEE ROTH IRA
YY        MANGEE   CHARLES T. MANGEE IRA ROLLOVER
YY        MCRINK   EDWARD MCCRINK IRA ROLLOVER
YY        MONTDE   DEBORAH A. MONTANA
YY        MOORSU   SUZANNE C. MOORE
YY        MORSCH   CHALMERS I. MORSE
YY        MORTEQ   MORTGAGE BANKERS EQUITY (SPECTRUM)
YY        MORTLT   MORTGAGE BANKERS ASSOC LONG TERM INVEST
YY        MORTPN   MORTGAGE BANKERS ASSOC PENSION FUND
YY        NWCAEQ   NW INDIANA CARPENTERS EQUITY FUND 1-4140
YY        NWCARA   NW IN REG COUNCIL OF CARPENTERS' DC 4140
YY        NWCARP   NW IN REG COUNCIL OF CARPENTERS' PN 4141
YY        NWCASM   NW INDIANA CARPENTERS AGGRESSIVE EQUITY
YY        NWOHIO   NW OHIO CARPENTERS SUPPLEMENTAL PENSION
YY        OUTSTM   OUTSTATE MICH TROWEL TRADES PENS#0335958
YY        PHILHR   PHILLIPSBURG HOURLY PLAN
YY        PHILSA   PHILLIPSBURG SALARIED PLAN
YY        PLATBK   PLATINUM COMMUNITY BANK
YY        PLUMHW   PLUMBERS LOCAL #519 HEALTH AND WELFARE
YY        PLUM68   U.A. PLUMBERS LOCAL #68 PENSION FUND
YY        PNS470   PLUMBERS AND STEAMFITTERS LOCAL 470
YY        PRASAN   ANGELO PRASSA TRUSTEE OF A. PRASSA TRUST
YY        PRASIR   ANGELO PRASSA IRA ROLLOVER
YY        PRASLO   LOUISE A. PRASSA TRUST, ANGELO PRASSA TT
YY        PUTHAL   ALISON L. DORON
YY        PUTHBE   BETSEY PUTH
YY        PUTHPS   JOHN W. PUTH P/S/T
YY        PUTJDA   JDA PARTNERS LP
YY        RITCDC   GERALD L. RITCHIE, DEFERRED COMPENSATION
YY        RITCGR   GERALD L. AND RHONDA K. RITCHIE
YY        ROBIJO   JOSEPH A. ROBINSON
YY        ROOFER   NATIONAL ROOFING INDUSTRY PENSION PLAN
YY        RYANRO   ROSS H. RYAN
YY        RYDEHE   HENRY C. RYDER, IRA ROLLOVER
YY        SDHERE   SAN DIEGO HOTEL AND RESTAURANT EMPLOYEES
YY        SERVPN   SERVICE EMPL LOCAL 1 PEN FD#0342610
YY        SERVSM   SEIU LOCAL #1 SMALL CAP PENSION FUND
YY        SKHAND   SK HAND TOOL PENSION TR 405995101
YY        SLACLI   LINDA A. SLACK
YY        SLIWRK   ST. LOUIS IRON WORKERS
YY        SMACAP   FMA SMALL COMPANY PORTFOLIO
YY        SMITLC   LONNIE M. & CHERYL D. SMITH
YY        STERPD   STERLING PARK DISTRICT MUSEUM ASSOC
YY        STICDO   DOUGLAS H. STICKNEY
YY        STONWI   WILLIAM M STONE, M.D. P/S PLAN DTD 1/1/9
YY        STUFKE   KENNETH K. STUFF
YY        SURGPN   ALLIED PHYSICIANS INC. - MUSGRAVE ACCT.
YY        UAMBAL   UAM PROFIT SHARING &401K (FMA) BALANCED
YY        UAMMMF   UAM PROFIT SHARING & 401K(FMA) MONEY MKT
YY        UAMSMA   UAM PROFIT SHARING & 401K (FMA) SMALL C0
YY        UFCWML   UFCW UNIONS AND EMPLOYEES PENSION PLAN
YY        UFCWSM   UFCW #23 GIANT EAGLE (REGIS SMALL CO)
YY        UFCW23   UFCW LOCAL #23 & GIANT EAGLE PEN 1044633
YY        VALIC2   THE VARIABLE ANNUITY LIFE INS VK41
YY        VALIC3   THE VARIABLE ANNUITY LIFE INS CO VLK1 SE
YY        VONBCA   CATHERINE & CHARLES VON BRECHT

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